UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2016

DIODES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	002-25577	95-2039518
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4949 Hedgcoxe Road, Suite 200 Plano, Texas		75024
(Address of principal executive offices)		(Zip Code)

(972) 987-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Bonuses

On March 11, 2016, the Board of Directors of Diodes Incorporated (the “Company”) approved the payment of the following cash bonuses to the named executive officers of the Company for services rendered in fiscal 2015:

Name*	Position	Amount
Keh-Shew Lu	President and Chief Executive Officer	$460,000
Richard D. White	Chief Financial Officer and Secretary	155,000
Mark A. King	Senior Vice President – Sales and Marketing	100,000
Francis Tang	Vice President – Worldwide Discrete Products	130,000

* Mr. Chieh Chang was a named executive officer of the Company in 2015, but he left the Company on March 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2016	DIODES INCORPORATED

	By	/s/ Richard D. White
Richard D. White,
Chief Financial Officer and Secretary